NETSCAPE SOFTWARE
                              FINANCIAL AGREEMENT
                                November 4, 1999


The following software products will be offered to WordCruncher for purchase through the following financial agreement between the parties: WordCruncher, IBS and Access Graphics. This agreement will be in effect upon software order placement and will conclude upon final payment made by WordCruncher.

1. Netscape Software products to be purchased for $268,068.72. Please see the IBS Quotation NAS201 dated 11/4/99.

2. WordCruncher will be extended a 40-day net purchase arrangement on the transaction. WordCruncher may pay prior to net 30 and receive a 1-% discount on the invoice amount. WordCruncher has the option of paying any amount of money upon order. The total amount payable on the invoice after the 40-day period will carry a 1-% carry fee per 30-day period.

3. WordCruncher may elect to pay the 1-% carry charge for a twelve-month period. On or before the 12th month, the total amount of the invoice must be paid in full.

4.   This transaction is final upon order.








Sun-Netscape Alliance Right To Use (RTU) Certificate of Authenticity

This Certificate of Authenticity is your assurance that you have legally licensed from Sun Microsystems these products(s).

508028
Enduser Address:                             Enduser PO Number:  1059444
WORD CRUNCHER INTERNET TECHNOLOGIES          RTU Number:  US-1318042-0
DRAPER, UT 94020                             Issue Date:  November 17, 1999
Attn.:  MARTIN CRYER                         Effective Date:  November 17, 1999
                                             Expiration Date:  November 17, 2000

IT Support Contact:
         Name:  MARTIN CRYER
         Email:  MARTIN_CRYER@WORDCRUNCHER. COM
Tech Support Contact:
         Name:  MARTIN CRYER
         Email:  MARTIN_CRYER@WORDCRUNCHER. COM

Product Description                      Alliance Product Number        Quantity
--------------------------------------------------------------------------------
WEB SERVER ENT LICENSE                   IWEM9-400-9929                    4

WEB SERVER ENT MAINTENANCE               IWEM9-MNT-9929                    4

BRONZE MAINTENANCE KIT                   AMB99-MNT-99D9                    1

Customer agrees to comply with the terms of any license agreement or product specific terms included in or with the above-referenced products.



Sun-Netscape Alliance Right To Use (RTU) Certificate of Authenticity

This Certificate of Authenticity is your assurance that you have legally licensed from Sun Microsystems these products(s).

508028
Enduser Address:                             Enduser PO Number:  1063512
WORD CRUNCHER INTERNET TECHNOLOGIES          RTU Number:  US-1354753-0
405 EAST 12450 SOUTH                         Issue Date:  December 22, 1999
STE B                                        Effective Date:  December 22, 1999
DRAPER, UT 94020                             Expiration Date:  December 22, 2000
Attn.:  MARTIN CRYER

IT Support Contact:
         Name:  MARTIN CRYER
         Email:  MARTIN_CRYER@WORDCRUNCHER. COM
Tech Support Contact:
         Name:  MARTIN CRYER
         Email:  MARTIN_CRYER@WORDCRUNCHER. COM

Product Description                         Alliance Product Number     Quantity
--------------------------------------------------------------------------------
NETSCAPE APPLICATION SERVER LICENSE           NAS29-LCO-R999                8

NETSCAPE APPLICATION SERVER MAINTENANCE       NAS29-MNT-4999                8

Customer agrees to comply with the terms of any license agreement or product specific terms included in or with the above-referenced products.



Sun-Netscape Alliance Right To Use (RTU) Certificate of Authenticity

This Certificate of Authenticity is your assurance that you have legally licensed from Sun Microsystems these products(s).

508028
Enduser Address:                             Enduser PO Number:  ibs4005/1067674
WORD CRUNCHER INTERNET TECHNOLOGIES          RTU Number:  US-1384536-0
DRAPER, UT 94020                             Issue Date:  February 01, 2000
Attn.:  MARTIN CRYER                         Effective Date:  February 01, 2000
                                             Expiration Date:  February 01, 2001

IT Support Contact:
         Name:  MARTIN CRYER
         Email:  MARTIN_CRYER@WORDCRUNCHER. COM
Tech Support Contact:
         Name:  MARTIN CRYER
         Email:  MARTIN_CRYER@WORDCRUNCHER. COM

Product Description                     Alliance Product Number         Quantity
--------------------------------------------------------------------------------
UPGRADE SILVER TO GOLD                  AMG29-MNT-9989                    1

GOLD MAINTENANCE KIT                    AMG99-MNT-99D9                    1

Customer agrees to comply with the terms of any license agreement or product specific terms included in or with the above-referenced products.


                          SUN MAJOR WORLDWIDE AGREEMENT
                                 SUN MAINTENANCE
                        (Sun-Netscape Alliance Software)

         BY CONTACTING SUN FOR TECHNICAL SUPPORT THROUGH THE TELEPHONE NUMBER O URL ADDRESS PROVIDED WITH THIS AGREEMENT OR BY DOWNLOADING ANY UPGRADES PROVIDED WITH THIS AGREEMENT, THE INDIVIDUAL OR ENTITY WHO PURCHASED THE MAINTENANCE PLAN (`CUSTOMER") IS CONSENTING TO BE BOUND BY AND IS BECOMING A PARTY TO THIS AGREEMENT. IF CUSTOMER DOES NOT AGREE TO ALL OF THE TERMS OF THIS AGREEMENT, CUSTOMER SHOULD NOT CONTACT SUN FOR SUPPORT OR DOWNLOAD UPGRADES AND PROMPTLY CONTACT CUSTOMER'S PLACE OF PURCHASE FOR CANCELLATION OF MAINTENANCE, CUSTOMER WILL RECEIVE A REFUND OF ANY MONEY PAID ONLY IF CUSTOMER CONTACTS THE PLACE OF PURCHASE TO CANCEL CUSTOMER'S MAINTENANCE ORDER WITHIN THIRTY (30) DAYS OF PURCHASE. THIS AGREEMENT WILL BE VALID FOR ONE (1) YEAR FROM CUSTOMER'S DATE OF PURCHASE ("MAINTENANCE PERIOD").

1. DEFINITIONS

     1.1 "End User" means each individual within each corporation or entity licensed to use Software under Sun's standard Binary Code License, which includes the Software product terms and conditions accompanying the Software ("BCL"). If Software is licensed to be used to provide further services for individuals outside of the corporation or entity licensing the Software, regardless if for a fee, then "End User" includes such individuals.

     1.2 "Errors" means one or more reproducible deviations in the standard, unmodified Software from the applicable specifications shown in the documentation.

     1.3 "Maintenance Option" means additional Maintenance Program features set forth in a Schedule that Customer may choose to purchase.

     1.4 "Maintenance Period" means twelve (12) months from the Maintenance Effective Date.

     1.5 "Maintenance Program" means the Sun program pursuant to which Customer may obtain technical support and maintenance Services, including any Maintenance Options for which Customer has paid the applicable Maintenance fee.

     1.6 "Maintenance Release" means a Software revision or patch that improves the functionality of Software that does not contain any new features or enhancements. A Maintenance Release is not an upgrade.

     1.7 "Schedule" means the additional terms applicable to each Maintenance Program, which are incorporated herein, including any optional terms set forth in attachments thereto. The terms of a Schedule will take precedence over any terms in this Exhibit to the extent that they are inconsistent.

     1.8 "Software" means the software licensed by Customer pursuant to the Software Exhibit.

     1.9 "SoftwareRelease" means a release of Software that is designated by Sun in its sole discretion by a change in the digit(s) to the left of the decimal point in the Software version number [(x).x.x].

     1.10 "Update" means a release of Software that is designated by Sun in its sole discretion by a change in the digit(s) to the right of the tenths digit in the Software version number [x.x.(x)].

     1.11 "Upgrade"means Updates, Version Releases, or Software Releases that Sun makes generally commercially available and excludes Software Releases or Software designated by Sun as a separate Software or new component.

     1.12 "Version Release" means a release of Software that is designated by Sun in its sole discretion by a change in the tenths digit in the Software version number [x.(x).x].

2.  TECHNICAL SUPPORT

     2.1 Sun will provide back-end support to Customer for Errors not resolved by Customer pursuant to Customer's support policies and in accordance herewith.

     2.2 Sun will provide Customer with a telephone number that Customer may use to report Errors during Sun business hours. If stated in the Schedule for a particular Maintenance Program, Sun will also provide Customer with a website URL.

     2.3 Sun will make reasonable efforts to correct significant Errors that Customer identifies, classifies and reports to Sun and that Sun substantiates. Sun may reclassify Errors if it reasonably believes that Customer's classification is incorrect.

     2.4 Customer will provide sufficient information to Sun to enable Sun to duplicate the Error before Sun's response obligations will commence. Unless otherwise authorized in writing by Sun, Sun will not be required to correct any Error caused by: (i) incorporation of, attachment of a feature, program, or device to the Software, or any part thereof, by Customer; (ii) any nonconformance caused by accident, transportation, neglect, misuse, alteration, modification, or enhancement of the Software by or on behalf of Customer; (iii) Customer's failure to provide an installation environment recommended for the Software; (iv) Customer's use of the Software for other than the specific purpose for which the Software is intended; (v) Customer's use of the Software on any systems other than the specified hardware platform for such Software; (vi) Customer's use of defective media or defective duplication of the Software; or (vii) Customer's failure to incorporate any Maintenance Releases previously released by Sun which corrects such Error.

     2.5 Provided Error reports are received by Sun during Sun business hours, Sun will use reasonable commercial efforts to communicate with Customer about the Error, via telephone within the target response times specified in the Schedule for the applicable Maintenance Program(s).

     2.6 Sun will use reasonable commercial efforts to identify defective source code and to resolve each significant Error by providing either a reasonable workaround, an object code patch or a specific action plan for how Sun will address the problem and an estimate of how long it will take to rectify the defect.

     2.7 Sun agrees to support a given revision, to include Software Releases, Upgrades and Version Releases of the Software, for twelve (12) months.

     2.8 Sun may subcontract the provision of Services under any Maintenance Program, in which case Sun will remain primarily responsible for the provision of such Services.

3.  MAINTENANCE RELEASES AND UPGRADES

     3.1 Provided that Customer has paid the applicable Maintenance Program fees, Customer will be entitled to receive any Maintenance Releases and/or Upgrades made generally available during the Maintenance Period for the Software licensed from Sun by Customer and covered under a Maintenance Program.

     3.2 Provided that Customer has paid for and has current Maintenance Program for Software Releases and Upgrades, Customer will be entitled to all commercially released major and minor Updates included in such Maintenance Program for the period thereof, regardless of whether such Updates result from independent development by Netscape or Sun, or joint development by the Sun-Netscape Alliance.

     3.3  Netscape   client  products  are  excluded  from  coverage  under  any
          Maintenance Program.

     3.4 Any Upgrades released during the Maintenance Period shall be made available on a Sun-designated web site for access or electronic download by Customer. Sun shall register Customer for such access or electronic downloads, and will provide Customer with instructions in writing or electronically. When a Maintenance Release or Upgrade is available for access or download, Sun will issue to an address designated by Customer an electronic communication indicating such availability.

     3.5  Use  of  Software  Updates,   Version  Releases,   Software  Releases,
          Maintenance Releases and Upgrades is governed by the applicable BCL obtained with the original Software.

4.  TERM AND TERMINATION

     4.1 This Maintenance Exhibit will come in force on the Maintenance Effective Date and, unless earlier terminated by either party as set forth below, remain in effect for a period of one (1) year.

     4.2 Prior to the expiration of the current term, Sun may invoice Customer for annual renewal of the Maintenance Program pursuant to the terms, conditions, and pricing then in effect. If Customer does not wish to renew the Maintenance Program, Customer must contact Sun prior to the expiration of the current term in order to decline the renewed Maintenance Program.

     4.3 Reinstatement of a lapsed Maintenance Program is subject to Sun's then-current Services reinstatement fees in effect on the date the reinstatement of Services is ordered.

     4.4 Either party may terminate this Maintenance Agreement: (i) immediately upon written notice to the other party of a non-remediable breach;
          (ii) immediately, upon written notice to the other party if the other party fails to cure a remediable breach not involving non-payment of amounts due within thirty (30) days of being notified of such breach;
          (iii) by thirty (30) days' written notice to the other party in the event that no Maintenance Program is in effect under this Maintenance Exhibits; or (iv) immediately, upon written notice to the party to which termination for cause of any other Exhibit to the Master Terms is imputed.

     4.5 Each party waives and releases the other from any claim to compensation or indemnity related to the permitted or lawful termination of the business relationship established under this Exhibit. However, terminated shall not affect the right of either party to receive or recover: (i) damages sustained by reason of material breach of this Maintenance Exhibit by the other party; or
          (ii) any payments which may then be owing under the terms of this Maintenance Exhibit.

5. PRICE AND LICENSE FEES

     5.1  Prices   and   license   fees  for   Maintenance   Programs   will  be
          non-refundable and based on the applicable Sun Price List at the time Customer places an order. Payment will be made in US Dollars.

     5.2 Customer may place written purchase orders for renewal or different Maintenance Program provided that each purchase order contains the following: (i) the Agreement number; (ii) the name of the Maintenance Program; (iii) the service fees and charges therefor; (iv) bill to address (if different); and (v) the names and email addresses of Customer's technical liaisons.

     5.3 Sun reserves the right to charge Customer additional technical support fees at its then standard rates for technical support services performed in connection with reported Errors which are later determined to have been due to hardware or software not supplied by Sun or caused by any of the items set forth in Section 2.4 (i)-(vii).

     5.4 Sun's service offerings are continually evolving. Accordingly, Sun reserves the right to make Maintenance Program substitutions and modifications at any time that do not cause a materially adverse effect on overall service performance.

6. CUSTOMER OBLIGATIONS

     6.1 Customer,and not Sun, will be responsible for, and will bear all expenses associated with, providing front-line technical support, Maintenance Releases, and Upgrades to its End Users. Until Customer has paid Sun the annual Services fee for an End User, Customer shall not be entitled to provide Maintenance Releases and/or Upgrades to any End User or use any back-end support received from Sun to provide front-line technical support to such End User.

     6.2 Customer must comply with all trouble-shooting and technical database procedures relevant to an Error prior to contacting Sun.

     6.3 Customer must establish and maintain a procedure external to systems for reconstruction of lost or altered files, data or programs.

     6.4 Customer agrees to use reasonable commercial efforts to answer its End Users' support questions. Customer's technical liaisons who contact Sun for technical support must have sufficient technical expertise for Customer to perform its obligations hereunder. Only the Customer technical liaisons identified to Sun will contact Sun for technical support and notify Sun in writing or electronically of changes in the technical liaisons.

     6.5 Customer agrees that any information or documentation distributed by Customer to its End Users will clearly and conspicuously state that End Users should call Customer for technical support for the Software.

     6.7 Sun will have no obligation to furnish any assistance, information or documentation with respect to the Software, directly to End Users. If Sun customer support representatives are being contacted by a significant number of Customer's End Users then, upon Sun's request, Customer and Sun will cooperate to minimize such contact.

7.  INSURANCE

     7.1 If the Maintenance Program Customer has purchased includes provision of onsite support by Sun or Netscape at Customer's location, Sun and Netscape shall each be responsible, at their expense, for securing and maintaining Worker's compensation insurance in accordance with the local laws applicable to such onsite support. If Sun or Netscape is permitted by state law to be a self-insurer, they may maintain the equivalent of such insurance.

     7.2 Sun and Netscape further agree to be responsible, at their expense, for securing and maintaining adequate Comprehensive General Liability insurance for claims for damages based on bodily injury (including death) and property damage caused by or arising from acts or omissions of their respective employees.

8. ADDITIONAL LIMITATIONS

In no event will any entity working with Sun on the development and supply of any Upgrades or services or part thereof by liable under the terms of this Agreement.

                                   SCHEDULE A
             TERMS FOR GOLD, SILVER AND BRONZE MAINTENANCE PROGRAMS

Customer may select one or more of the following Maintenance Program in its purchase order. Customer's purchase order must indicate which Maintenance
Program is being purchased. Working hours and working days are defined by the Sun office delivering the Maintenance Program.

1. Gold Maintenance Program

     1.1 Customer may use the telephone number and web site URL provided by Sun to request support. Customer may submit Priority 1 problems only, 24 hours a day, 7 days a week. For Priority 1 problems, Customer agrees to notify Sun via telephone.

     1.2 Customer Contacts: Customer will identify 4 members of its customer support staff, per 8 hour shift, to act as the primary technical liaisons responsible for all communications with Sun's technical support representatives.

     1.3 Customer will designate, in writing and/or e-mail to Sun, its list of liaisons within 1 week after Sun's receipt of Customer's purchase order, and may substitute contacts at any time by providing 1 week's prior written and/or electronic notice thereof to Sun.

     1.4 Working hours in the U.S. and Canada are 5:00 a.m. to 5:00 p.m. (PST). Priority 1 working hours are identified in subsection 1.1 above. Working hours outside the U.S. and Canada vary with the location and office.

     1.5  The following target response times will apply:

Priority    Failure Description                                                        Initial Target
                                                                                       Response Time
----------------------------------------------------------------------------------------------------------
1           Enterprise Critical (Production Server or application is not functioning)  1 business hours
2           Severe Impact (Software inconsistency causes significantly decreased       4 business hours
            Customer productivity, such as periodic work stoppages or feature crashes)
3           Degraded Operations (Software inconsistency causes slightly impaired       Next business day
            Customer productivity, but Customer can work around problem)
4           Minimal Impact (Requests for minor changes such as documentation           Next business days
            updates, cosmetic defects or feature enhancements)

2.  Silver Maintenance Program

     2.1 Customer may use the telephone number and web site URL provided by Sun to request technical support.

     2.2 Customer Contacts: Customer will identify 2 members of its customer support staff, per 8 hour shift, to act as the primary technical liaisons responsible for all communications with Sun's technical support representatives.

     2.3 Customer will designate, in writing and/or e-mail to Sun, its list of liaisons within 1 week after Sun's receipt of Customer's purchase order, and may substitute contacts at any time by providing 1 week's prior written and/or electronic notice thereof to Sun.

     2.4 Working hours in the U.S. and Canada are 5:00 a.m. to 5:00 p.m. (PST). Working hours outside the U.S. and Canada vary with location and office.

     2.5  The following target response times will apply:

Priority     Failure Description                                                        Initial Target
                                                                                        Response Time
--------------------------------------------------------------------------------------------------------
1            Enterprise Critical (Production Server or application is not functioning)  4 business hours
2            Severe Impact (Software inconsistency causes significantly decreased       8 business hours
             Customer productivity, such as periodic work stoppages or feature crashes)
3            Degraded Operations (Software inconsistency causes slightly impaired       Next business day
             Customer productivity, but Customer can work around problem)
4            Minimal Impact (Requests for minor changes such as documentation           2 business days
             updates, cosmetic defects or feature enhancements)

3.  Bronze Maintenance Program

     3.1 Customer may use the telephone number and web site URL provided by Sun to request technical support.

     3.2 Customer Contacts: Customer will identify 2 members of its customer support staff, per 8 hour shift, to act as the primary technical liaisons responsible for all communications with Sun's technical support representatives.

     3.3 Customer will designate, in writing and/or e-mail to Sun, its list of liaisons within 1 week after Sun's receipt of Customer's purchase order, and may substitute contacts at any time by providing 1 week's prior written and/or electronic notice thereof to Sun.

     3.4 Working hours in the U.S. and Canada are 8:00 a.m. to 5:00 p.m. (PST). Working hours outside of the U.S. and Canada vary with location and office.

     3.5  The following target response times will apply:

Priority     Failure Description                                                        Initial Target
                                                                                        Response Time
---------------------------------------------------------------------------------------------------------
1            Enterprise Critical (Production Server or application is not functioning)  6 business hours
2            Severe Impact (Software inconsistency causes significantly decreased       Next business day
             Customer productivity, such as periodic work stoppages or feature crashes)
3            Degraded Operations (Software inconsistency causes slightly impaired       Next business day
             Customer productivity, but Customer can work around problem)
4            Minimal Impact (Requests for minor changes such as documentation           2 business days
             updates, cosmetic defects or feature enhancements)